                                                                    Exhibit 10.1


                           FIRST AMENDMENT TO CERTAIN
                              OPERATIVE AGREEMENTS

                       (RFMD Real Estate Trust No. 1999-1)

                           Dated as of April 17, 2000

                                      Among

                             RF MICRO DEVICES, INC.,
                  as the Construction Agent and as the Lessee,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually, except as expressly
                 stated herein, but solely as the Owner Trustee
                    under the RFMD Real Estate Trust 1999-1,

       THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
                    HERETO FROM TIME TO TIME, as the Holders,

       THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
                    HERETO FROM TIME TO TIME, as the Lenders,

   FIRST UNION NATIONAL BANK, as the Agent for the Lenders and respecting the
        Security Documents, as the Agent for the Lenders and the Holders,
                        to the extent of their interests

                                       and

                           CREDIT SUISSE FIRST BOSTON,
                              as Syndication Agent

                           FIRST AMENDMENT TO CERTAIN
                              OPERATIVE AGREEMENTS

         THIS FIRST AMENDMENT TO CERTAIN OPERATIVE DOCUMENTS dated as of April 17, 2000 (this "Amendment") is by and among RF MICRO DEVICES, INC., a North Carolina corporation (the "Lessee" or the "Construction Agent"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the RFMD Real Estate Trust 1999-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties hereto from time to time as holders of certificates issued with respect to the RFMD Real Estate Trust 1999-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); and FIRST UNION NATIONAL BANK, a national banking association, as the agent for the Lenders acrd respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").

                                   WITNESSETH:

         WHEREAS, the parties to this Amendment are parties to the Amended, Restated and Replacement Participation Agreement dated as of December 31, 1999 among the parties to this Amendment (as further amended, modified, extended, supplemented, restated and/or replaced from tune to time, the "Participation Agreement") and

         WHEREAS, the parties to this Amendment wish to amend certain agreements, instruments and other documents to which they are a party (or to which certain of them are parties) in connection with a lease financing arrangement provided in favor of Lessee by the other parties to this Amendment to allow a convertible bond offering to be issued by Lessee.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

         1. Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth therefor in Appendix A to the Participation Agreement. In the case of any conflict between the provisions of this Amendment and the provisions of the Operative Agreements, the provisions of this Amendment shall control constriction of the terms.

         2. Section 8.3.A(k) is amended by deleting the reference to "5.0:1.0" and replacing it with a reference to "4.0:1.0"

         3. Section 8.3.A(1) of the Participation Agreement is amended by deleting the text in its entirety and replacing it with the following:


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         "Consolidated Total Leverage Ratio. At all times, the Consolidated
Total Leverage Ratio shall not be greater than the ratio set forth opposite the applicable fiscal year/quarter in such table:


--------------------------------------------------------------------------------
Fiscal Year/Quarter Ending                                   Ratio
--------------------------                                   -----
--------------------------------------------------------------------------------
On or before December 30, 2000                               6.00:1.00

--------------------------------------------------------------------------------
After December 30, 2000 through December 29, 2001            5.00:1.00

--------------------------------------------------------------------------------
After December 29, 2001 through June 29, 2002                4.50:1.00

--------------------------------------------------------------------------------
On and after June 29, 2002                                   4.00:1.00

--------------------------------------------------------------------------------


         4. Section 8.3.A(n) of the Participation Agreement is amended by deleting the table therein and replacing it with the following:

--------------------------------------------------------------------------------
Fiscal Year Ending (on or about)                             Amount
--------------------------------                             ------

--------------------------------------------------------------------------------
March 31, 2000                                               $100,000,000.00

--------------------------------------------------------------------------------
March 31, 2001                                               $150,000,000.00

--------------------------------------------------------------------------------
March 31, 2002                                               $200,000,000.00

--------------------------------------------------------------------------------
March 31, 2003                                               $200,000,000.00

--------------------------------------------------------------------------------
March 31, 2004                                               $200,000,000.00

--------------------------------------------------------------------------------
March 31, 2005                                               $200,000,000.00

--------------------------------------------------------------------------------


         5. The following is added to the Participation Agreement as Section 8.3.A(q):

         "Consolidated Senior Leverage Ratio. At all times on and after March 1, 2000, the Consolidated Senior Leverage Ratio shall not be greater than 2.00:1.00."

         6. Section 8.3.B(a)(ii) of the Participation Agreement is hereby amended by deleting the text in its entirety and replacing it with the following:

         "(ii) Indebtedness consisting of unsecured Subordinated Debt maturing after the Expiration Date not to exceed in the aggregate, an outstanding amount of $500,000,000.00 at any time; provided, however, that no prepayment, redemption or defeasance, other than a conversion solely to equity of the Lessee, shall occur with respect to such Subordinated Debt;"

         7. Section 833(a)(iii) of the Participation Agreement is amended by deleting the reference to "unsecured senior Funded Debt" and replacing it with a reference to "Consolidated Funded Senior Debt."

         8. The following is added to Exhibit K to the Participation Agreement as Section (j) and the current section (j) and those sections thereafter shall be relettered as is appropriate to accommodate the additional section:

         "the Consolidated Senior Leverage Ratio at the end of the most recent fiscal quarter is ___________:1.00;"

         9. Appendix A to the Participation Agreement is amended by adding the following definition in the appropriate alphabetical order:

         ""Consolidated Senior Leverage Ratio" shall mean the ratio of Consolidated Senior Funded Debt on such day to Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day."

         10. The definition of "Consolidated Interest Coverage Ratio" in Appendix A of the Participation Agreement is amended by deleting "Consolidated EBIT" and replacing it with "Consolidated EBITDA".

         11. Except as modified hereby, all of the terms and conditions of the Operative Agreements shall remain in full force and effect.

         12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL EE GOVERNED BY AND CONSTRUED, INTERPRETED ANA ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         13. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

         14. As a condition precedent to the effectiveness of this Amendment, the Lessee shall deliver to the Agent (i) a Secretary's Certificate substantially in the form of Exhibit D to the Participation Agreement dated as of the date hereof and i(ii) an Officer's Certificate substantially in the form of Exhibit C to the Participation Agreement dated as of the date hereof.

         [The remainder of this page has been intentionally left blank.]




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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSTRUCTION AGENT
AND LESSEE:                          RF MICRO DEVICES, INC.,
                                     as the Construction Agent and as the Lessee



                                     By:     /s/ William Priddy
                                             -----------------------------------
                                     Name:   William A. Priddy
                                     Title:  CFO


                           [signature pages continue]


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OWNER TRUSTEE
AND LESSOR:                          FIRST SECURITY BANK, NATIONAL
                                     ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the RFMD Real Estate
                                     Trust 1991-1


                                     By:     /s/ Val T. Orton
                                             -----------------------------------
                                     Name:   Val T. Orton
                                     Title:  Vice President


                           [signature pages continue]


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AGENT AND LENDERS:                   FIRST UNION NATIONAL BANK, as a
                                     Lender and as the Agent



                                     By:      /s/ C. Brand Hosford
                                             -----------------------------------
                                     Name:    C. Brand Hosford
                                     Title:   Vice President


                           [signature pages continue]


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                                CREDIT SUISSE FIRST BOSTON,
                                as a Lender



                                By:    /s/ Chris T. Horgan     /s/ Kristin Lepri
                                       -----------------------------------------
                                Name:  Chris T. Horgan         Kristin Lepri
                                Title: Vice President          Associate


                           [signature pages continue]


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                                     COMERICA BANK, as a Lender



                                     By:     /s/ Dan M. Roman
                                             -----------------------------------
                                     Name:   Dan M. Roman
                                     Title:  Vice President


                           [signature pages continue]


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                                     SUNTRUST BANK, ATLANTA,
                                     as a Lender




                                     By:     /s/ Andrew J. Hines
                                             -----------------------------------
                                     Name:   Andrew J. Hines
                                     Title:  Vice President


                           [signature pages continue]


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                                     CITICORP USA, Inc., as a Lender



                                     By:     /s/ Nicolas T. Erni
                                             -----------------------------------
                                     Name:   Nicolas T. Erni
                                     Title:  Attorney in Fact


                           [signature pages continue]


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                                     FLEET NATIONAL BANK, as a Lender




                                     By:     /s/ John B. Desmond
                                             -----------------------------------
                                     Name:   John B. Desmond
                                     Title:  Vice President


                           [signature pages continue]


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HOLDERS:                             FIRST UNION NATIONAL BANK,
                                     as a Holder



                                     By:     /s/ C. Brand Hosford
                                             -----------------------------------
                                     Name:   C. Brand Hosford
                                     Title:  Vice President


                           [signature pages continue]


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                               CREDIT SUISSE LEASING 92A, LP,
                               as a Holder



                                By:    /s/ Chris T. Horgan     /s/ Bill O'Daly
                                       -----------------------------------------
                                Name:  Chris T. Horgan         Bill O'Daly
                                Title: Vice President          Vice President


                           [signature pages continue]


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                                     FLEET NATIONAL BANK, as a Holder


                                     By:     /s/ John Desmond
                                             -----------------------------------
                                     Name:   John Desmond
                                     Title:  Vice President


                              [signature pages end]


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Receipt of this original counterpart of the foregoing Amendment is hereby acknowledged as the date hereof.

FIRST UNION NATIONAL BANK,
as the Agent



By:     /s/ C. Brand Hosford
        --------------------------------
Name:   C. Brand Hosford
Title:  Vice President


                              [signature pages end]